Dear Shareholder:

We are pleased to enclose the semi-annual report of the operations of the Montana Tax-Free Fund, Inc., the "Fund," for the six month period ended June 30, 2000. The Fund's portfolio and related financial statements are presented within for your review.

As we end mid-year, the Federal Reserve remains vigilant of a strong U.S. economy, raising the fed funds rate 1.75% to a current level of 6.50%. Strong consumer spending, tight labor markets, and an increasing CPI (Consumer Price Index) remain key factors in the Federal Reserve's actions.

On the other hand, certain sectors of the economy are showing signs of slowing. Housing starts, retail sales, corporate profits, and a cautious equity market reflect the actions taken by Mr. Greenspan and his colleagues.

Tax-free investments continue to offer investors attractive yields in the wake of rising interest rates. High-grade municipal bonds are currently trading at 90-100% of taxable Treasuries. While no one knows what the Federal Reserve's next move will be, history tells us that municipal bonds at current levels have proven to be attractive investments.

The Montana Tax-Free Fund, Inc. Class B shares began the year at $9.36 and ended the six month period at $9.29. The Montana Tax-Free Fund, Inc. Class A shares started the period on January 7th, 2000 at $9.33 and ended June 30, 2000 at $9.29. In anticipation of Federal Reserve actions, the Fund utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose on Federal Reserve rate hikes and tempered as signs of a slowing economy rallied the treasury market. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Through mid-year, purchases in the primary and secondary market include Columbia Falls School District and Montana State Water Pollution Control Program.

Income exempt from federal and Montana income taxes with preservation of capital remain the chief objectives of the Fund.


Sincerely,




Monte L. Avery                            Robert E.Walstad
Chief Portfolio Strategist                President


PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Quality Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                        41.0
AA                         16.9
A                          22.4
BBB                         9.3
NR                         10.4

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.


Portfolio Market Sectors
(as a % of Net Assets)
--------------------------------------
[pie chart]
HC-Health Care             33.6
I-Industrial               27.4
H-Housing                  15.5
S-School                   10.7
GO-General Obligation       5.1
T-Transportation            3.7
WS-Water/Sewer              2.1
O-Other                     1.9

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.

                                   AVERAGE ANNUAL TOTAL RETURNS
                                 For periods ending June 30, 2000
                                ----------------------------------
Class B Shares                                                                            Since Inception
                         1 year              5 year              10 year                  (August 12, 1993)
-----------------------------------------------------------------------------------------------------------
Without CDSC              (1.00)%             4.18%                N/A                            3.99%
With CDSC (4% max)        (4.78)%             N/A                  N/A                            N/A

                                For periods ending June 30, 2000
                                --------------------------------

Class A Shares                                                                             Since Inception
                          1 year             5 year              10 year                  (January 7, 2000)
-----------------------------------------------------------------------------------------------------------
Without Sales Charge        N/A               N/A                 N/A                            N/A
With Sales Charge (4.25%)   N/A               N/A                 N/A                            N/A

TERMS & DEFINITIONS
--------------------

AVERAGE ANNUAL TOTAL RETURN
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MULTIPLE CLASSES OF SHARES
Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NET ASSET VALUE (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

OFFERING PRICE
The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

TOTAL RETURN
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.



                                                    COMPARATIVE INDEX GRAPH
                                                     ------------------------
                                                           [line graph]
                                        Comparison of change in value of a $10,000 investment
                                               in the Montana Tax-Free Fund
                                            and the Lehman Brothers Municipal Bond Index
                                      -------------------------------------------------------
                              Class B Shares                                            Class A Shares
                             ---------------                                           -----------------
                       Montana Tax-     Lehman Brothers                 Montana Tax        Montana Tax        Lehman Brothers
                        Free Fund       Municipal Bond                 Free Fund w/o     Free Fund w/max      Municipal Bond
                         w/o CDSC          Index                         Sales Charge       Sales Charge           Index
                      ---------------------------------               -------------------------------------------------------
08/12/1993              $10,000           $10,000          01/07/2000      $10,000            $ 9,575              $10,000
1993                    $10,268           $10,363          06/30/2000      $10,212            $ 9,778              $10,449
1994                    $10,093           $ 9,827
1995                    $11,390           $11,543
1996                    $12,019           $12,055
1997                    $12,736           $13,164
1998                    $13,201           $14,018
1999                    $12,896           $13,728
06/30/2000              $13,097           $14,344

PUTTING PERFORMANCE INTO PERSPECTIVE
------------------------------------
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Montana municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


SCHEDULE OF INVESTMENTS June 30, 2000 (Unaudited)
-------------------------------------------------

Name of Issuer
Percentages represent the market
value of each investment category                     Rating       Coupon                         Principal           Market
to total net assets                                 Moody's/S&P     Rate         Maturity           Amount             Value
-----------------------------------------------------------------------------------------------------------------------------
MONTANA MUNICIPAL BONDS (99.0%)
Anaconda-Deer River Cty., MT (Arco)
Solid Waste Facs. Rev. ...........................    A/A          6.375%        10/01/16     $   1,500,000     $   1,526,430
Billings, MT (West Park Village) Multifamily
Hsg. Devl. Ref. Rev. GNMA.........................  Aaa/AAA        5.550         12/01/32         2,500,000         2,343,300
Billings, MT Tax Increment Urban Renewal Ref......Baa-3/NR         7.100         03/01/08           650,000           672,646
Columbia Falls, MT School Dist. #6
(Flathead Cty.) G.O. FSA..........................  Aaa/AAA        5.700         07/01/20           815,000           823,704
Forsyth, MT (Montana Power) Pollution Control
Rev. MBIA.........................................  Aaa/AAA        5.900         12/01/23           600,000           593,136
*Forsyth, MT (Montana Power) Pollution
Control Rev. MBIA.................................  Aaa/AAA        6.125         05/01/23         1,410,000         1,424,283
Forsyth, MT (Montana Power) Pollution
Control Rev. Ref. ................................Baa-1/A-         6.125         05/01/23         1,220,000         1,195,856
Forsyth, MT (Montana Power) Pollution
Control Rev. Ref. ................................Baa-1/A-         5.900         12/01/23           300,000           285,411
#Forsyth, MT (Montana Power) Pollution
Control Rev. Ref. AMBAC...........................  Aaa/AAA        6.125         05/01/23         4,250,000         4,277,285
Forsyth, MT (Montana Power) Pollution
Control Rev. Ref. AMBAC...........................  Aaa/AAA        5.900         12/01/23           225,000           222,426
*Forsyth, MT (Puget Sound) Pollution
Control Rev. AMBAC................................  Aaa/AAA        7.050         08/01/21           750,000           789,450
*Forsyth, MT (Puget Sound) Pollution
Control Rev. AMBAC................................  Aaa/AAA        6.800         03/01/22           565,000           594,397
Forsyth, MT (Puget Sound) Pollution Control
Rev. MBIA.........................................  Aaa/AAA        5.875         04/01/20           540,000           541,501
*Great Falls, MT Water & Sewerage Rev. FGIC ......  Aaa/AAA        6.400         08/01/12           300,000           314,205
Hamilton, MT (Valley View Estates) Nursing
Home Rev. ........................................   NR/NR         7.250         05/01/26           250,000           247,817
Kalispell, MT Flathead Municipal Airport
Auth. (Glacier Park) .............................   NR/NR         6.300         06/01/17         2,190,000         2,113,547
Lewis & Clark Cty., MT (Asarco Project)
Environmental Rev. ...............................   NR/NR         5.600         01/01/27         2,300,000         1,762,996
Lewis & Clark Cty., MT (Asarco Project)
Environmental Rev. ...............................   NR/NR         5.850         10/01/33           500,000           388,090
Lewis & Clark Cty., MT Solid Waste Facs. Rev......  A-3/NR         6.100         10/01/14           250,000           256,748
Lewistown, MT Water Syst. Rev. ...................   NR/NR         5.700         07/01/15           435,000           438,049
Lewistown, MT Water Syst. Rev. ...................   NR/NR         5.700         07/01/16           460,000           462,392
Montana ST (Long Range Bldg) G.O. ................ Aa-3/AA-        5.000         08/01/17         1,070,000           999,776
Montana ST (Long Range Bldg) G.O. ................ Aa-3/AA-        5.000         08/01/18         1,250,000         1,169,875
Montana ST (Water Pollution Control)
Revolving Fund Program G.O. ...................... Aa-3/AA         5.600         07/15/20           170,000           169,719
Montana ST (Water Pollution Control)
Revolving Fund Program G.O. ...................... Aa-3/AA-        5.600         07/15/20           240,000           239,604
MT (Broadwater Power) Coal Severance Tax Ref......  A-1/AA-        6.875         12/01/17           445,000           461,345
MT Board of Hsg., Multifamily Mrtge. FHA ......... Aa-1/NR         6.150         08/01/26           450,000           449,919
MT Board of Hsg., Single Family Mrtge. ...........   Aa/AA+        6.150         06/01/30         1,135,000         1,128,894
MT Board of Hsg., Single Family Program .......... Aa-1/AA+        6.400         12/01/35           490,000           489,966
MT Board of Hsg., Single Family Program .......... Aa-1/AA+        6.400         12/01/27           305,000           309,968
MT Board of Hsg., Single Family Program ..........   Aa/AA+        5.950         12/01/27           295,000           287,050
MT Board of Hsg., Single Family Program ..........   Aa/AA+        6.500         12/01/32           150,000           150,799
MT Board of Hsg., Single Family Program ..........   Aa/AA+        6.300         06/01/08           125,000           129,109
MT Board of Hsg., Single Family Program ..........   Aa/AA+        6.750         12/01/14           105,000           109,576
MT Board of Hsg., Single Family Program ..........   Aa/AA+        6.700         12/01/26           145,000           146,714
MT Board of Hsg., Single Family Program FHA....... Aa-1/AA+        5.450         06/01/27           490,000           455,484
MT Board of Hsg., Single Family Program FHA/VA....   Aa/AA+        6.250         12/01/17         1,830,000         1,864,075
MT Board of Hsg., Single Family Program FHA/VA....   Aa/AA+        6.350         06/01/27           920,000           922,392
MT Hgr. Educ. Student Assistance Corp. Rev. ......    A/NR         6.500         12/01/12           250,000           260,038
MT Hgr. Educ. Student Assistance Corp. Rev. ......    A/NR         6.500         12/01/14           500,000           520,305
MT Hgr. Educ. Student Assistance Corp. Rev. ......    A/NR         5.500         12/01/31         2,000,000         1,825,160
MT Hgr. Educ. Student Assistance Corp. Rev. ......    A/NR         6.400         12/01/32         1,250,000         1,233,100
MT Hlth. Facs. Auth. (Alternatives Inc.)
Prerelease Ctr. Rev. .............................   NR/BBB+       5.600         10/01/17           750,000           718,140
MT Hlth. Facs. Auth. (Big Horn Hosp. -
Hardin) Rev. .....................................    A/NR         5.100         02/01/18           300,000           273,054
MT Hlth. Facs. Auth. (Billings Clinic
Deaconess) Rev. AMBAC.............................  Aaa/AAA        5.250         02/15/20         1,200,000         1,129,188
MT Hlth. Facs. Auth. (Bozeman Deaconess)
Rev. Ref. ........................................   NR/A+         5.750         06/01/08           100,000           100,456
MT Hlth. Facs. Auth. (Bozeman Deaconess)
Rev. Ref. ........................................   NR/A+         5.000         06/01/18         1,500,000         1,363,590
MT Hlth. Facs. Auth. (Kalispell Regl. Hosp.)
AMBAC.............................................  Aaa/AAA        5.000         07/01/18           250,000           229,930
MT Hlth. Facs. Auth. (Lewis & Clark Nursing
Home) Rev. .......................................    A/NR         5.100         02/01/18           350,000           317,853
MT Hlth. Facs. Auth. (Lewis & Clark Office
Proj.) Rev. ......................................    A/NR         5.100         02/01/18           150,000           136,223
MT Hlth. Facs. Auth. (Marcus Daly Memorial) Rev...    A/NR         6.000         08/01/20         1,400,000         1,403,752
MT Hlth. Facs. Auth. (Master Loan Program) Rev....    A/NR         6.400         10/01/14           450,000           461,916
MT Hlth. Facs. Auth. (Missoula Community
Medl. Ctr.) Rev. .................................   NR/BBB-       6.375         06/01/18         2,830,000         2,844,065
MT Hlth. Facs. Auth. (Northern MT Care Ctr.
-Havre) Rev. .....................................Baa-3/NR         6.350         09/01/15         1,000,000         1,003,900
MT Hlth. Facs. Auth. (Providence Services) MBIA...  Aaa/AAA        5.375         12/01/25         2,800,000         2,618,364
MT Hlth. Facs. Auth. (Providence Services) MBIA...  Aaa/AAA        5.450         12/01/26           100,000            93,853
MT Hlth. Facs. Auth. (Sisters of Charity)
Rev. MBIA.........................................  Aaa/AAA        5.000         12/01/24         2,620,000         2,312,019
MT Hlth. Facs. Auth. (State Hospital) Hlth.
Care Rev. AMBAC...................................  Aaa/NR         5.000         06/01/18           590,000           544,063
MT Hlth. Facs. Auth. (State Hospital) Hlth.
Care Rev. AMBAC...................................  Aaa/NR         5.000         06/01/22         1,525,000         1,361,459
MT Hlth. Facs. Auth. (Toole Cty, Marias
Heritage Project) ................................   NR/NR         6.375         11/01/22           200,000           189,766
MT Hlth. Facs. Auth. (Toole Cty, Marias
Heritage Project) ................................   NR/NR         6.500         11/01/27           285,000           266,908
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev....    A/NR         6.300         06/01/14           500,000           513,265
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev....    A/NR         6.400         06/01/19           930,000           944,462
*MT State Univ. Rev. MBIA.........................  Aaa/AAA        5.625         11/15/25         1,000,000           961,640
MT State Univ. Rev. MBIA..........................  Aaa/AAA        5.375         11/15/21           500,000           479,505
Phillips Cty., MT Eastern School Dist.
#14 School Bldg. G.O. MBIA........................  Aaa/AAA        5.600         07/01/15           145,000           145,876
Phillips Cty., MT Eastern School Dist.
#14 School Bldg. G.O. MBIA........................  Aaa/AAA        5.600         07/01/16           155,000           154,510
Phillips Cty., MT Eastern School Dist.
#14 School Bldg. G.O. MBIA........................  Aaa/AAA        5.600         07/01/17           165,000           163,216
Phillips Cty., MT H School Dist. #A
School Bldg. G.O. MBIA............................  Aaa/AAA        5.600         07/01/15           290,000           288,828
*Richland Cty., MT (MDU) Pollution Control
Rev. FGIC.........................................  Aaa/AAA        6.650         06/01/22           600,000           625,752
                                                                                                               --------------
TOTAL MONTANA MUNICIPAL BONDS (COST: $58,594,402).........................................................     $   56,242,090
                                                                                                               --------------
SHORT-TERM SECURITIES (0.5%)
Federated Tax-Free Trust 73 (COST: $280,223) ......... ...................................................     $      280,223
                                                                                                               --------------
TOTAL INVESTMENTS IN SECURITIES (COST: $58,874,625 ) .....................................................     $   56,522,313
OTHER ASSETS LESS LIABILITIES.............................................................................            315,325
                                                                                                               --------------
NET ASSETS................................................................................................     $   56,837,638
                                                                                                               ==============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS June 30, 2000 (Unaudited)
STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------

ASSETS
     Investments in securities, at value
     (cost: $58,874,625) .....................   $   56,522,313
     Accrued dividends receivable.............            2,672
     Accrued interest receivable..............          639,010
     Receivable for fund shares sold..........           53,606
     Prepaid expenses.........................           11,899
     Variation margin on futures..............          171,854
                                                 --------------
        Total Assets..........................   $   57,401,354
                                                 --------------

LIABILITIES
     Payable for fund shares redeemed.........   $      221,419
     Dividends payable........................          220,249
     Accrued expenses.........................           73,100
     Bank overdraft...........................           48,948
                                                 --------------
        Total Liabilities.....................   $      563,716
                                                 --------------

NET ASSETS....................................   $   56,837,638
                                                 ==============
Net assets are represented by:
     Capital stock outstanding, at par........   $        6,120
     Additional paid-in capital...............       60,633,859
     Accumulated undistributed net realized
     gain(loss) on investments................       (1,368,477)
     Accumulated undistributed net unrealized
     gain (loss) on futures...................          (81,552)
     Unrealized depreciation on investments ..       (2,352,312)
                                                 ---------------
          Total amount representing net
          assets applicable to 6,119,802
          outstanding shares of $.001 par
          value common stock (200,000,000
          shares authorized) .................   $   56,837,638
                                                ===============
Net asset value per share.....................   $         9.29
                                                ===============
Net Assets Consist of:
     Class A..................................   $       45,501
     Class B..................................   $   56,792,137
                                                ---------------
          Total Net Assets....................   $   56,837,638
---------------------------------------------------------------
Shares Outstanding:
     Class A..................................   $        4,897
     Class B..................................   $    6,114,905
---------------------------------------------------------------
Net Asset Value per share:
     Class A .................................   $         9.29
     Class A - offering price
     (based on sales charge of 4.25%).........   $         9.70
     Class B..................................   $         9.29
---------------------------------------------------------------


Statement of Operations for the six months ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
    Interest.................................    $    1,711,719
    Dividends................................            14,936
                                                ---------------
         Total Investment Income.............    $    1,726,655
                                                ---------------
EXPENSES
    Investment advisory fees.................    $      175,728
    Distribution (12b-1 fees) - Class A......                41
    Distribution (12b-1 fees) - Class B......           219,537
    Custodian fees...........................             4,359
    Transfer agent fees......................            34,653
    Accounting service fees..................            26,184
    Professional fees........................             4,816
    Reports to shareholders..................             2,288
    Directors fees...........................             2,355
    Transfer agent out of pockets............             4,329
    License, fees, and registrations.........             1,858
    Insurance expense........................             2,401
                                                ---------------
        Total expenses.......................    $      478,549
                                                ---------------
    Less expenses waived or absorbed
    by the Fund's manager....................           (97,865)
                                                ---------------
        Total Net Expenses...................    $      380,684
                                                ---------------
NET INVESTMENT INCOME........................    $    1,345,971
                                                ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions................     $     (295,538)
     Futures transactions...................           (126,206)
     Net change in unrealized appreciation
     (depreciation) of:
     Investments ...........................             50,241
     Futures................................            (81,552)
                                                ---------------
        Net Realized And Unrealized
        Gain (Loss) on Investments
        and Futures .......................      $     (453,055)
                                                ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS...................     $      892,916
                                                ===============

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS JUNE 30, 2000

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2000 and the year ended December 31, 1999
---------------------------------------------------------------------------

                                                                                For the Six
                                                                                Months Ended                For the Year
                                                                                June 30, 2000                   Ended
                                                                                 (Unaudited)              December 31,1999
                                                                             ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income..................................................      $     1,345,971             $     2,641,868
    Net realized gain (loss) on investment and futures transactions........             (421,744)                    879,633
    Net change in unrealized appreciation (depreciation) on investments
    and futures ...........................................................              (31,311)                 (5,065,374)
                                                                             ------------------------------------------------
            Net Increase (Decrease) in Net Assets Resulting
            From Operations................................................      $       892,916             $    (1,543,873)
                                                                             ------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income:
        Class A ($.24 and $.00, respectively) .............................      $          (808)            $             0
        Class B ($.21 and $.42, respectively) .............................           (1,345,163)                 (2,641,868)
    Return of capital distributions:
        Class A ($.00 and $.00, respectively) .............................                    0                           0
        Class B ($.00 and $.05, respectively) .............................                    0                    (310,145)
    Distributions from net realized gain on investment
    and futures transactions:
        Class A............................................................                    0                           0
        Class B............................................................                    0                           0
                                                                            -------------------------------------------------
            Total Dividends and Distributions..............................     $     (1,345,971)            $    (2,952,013)
                                                                            -------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares:
        Class A............................................................     $         93,600             $             0
        Class B............................................................            1,551,622                  11,085,486
    Proceeds from reinvested dividends:
        Class A............................................................                  433                           0
        Class B............................................................              906,437                   1,867,130
    Cost of shares redeemed:
        Class A............................................................              (46,850)                          0
        Class B............................................................           (5,706,579)                 (6,843,552)
                                                                            -------------------------------------------------
            Net Increase (Decrease) in Net Assets Resulting From Capital
            Share Transactions.............................................     $     (3,201,337)            $     6,109,064
                                                                            -------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....................................     $     (3,654,392)            $     1,613,178

NET ASSETS, BEGINNING OF PERIOD............................................           60,492,030                  58,878,852
                                                                            -------------------------------------------------
NET ASSETS, END OF PERIOD..................................................     $     56,837,638             $    60,492,030
                                                                            =================================================

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements  June 30, 2000 (Unaudited)

Note 1.    ORGANIZATION
Montana Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on April 15, 1993, and commenced operations on August 12, 1993. The Fund's objective is to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of Montana tax-exempt securities.

All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management Inc. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 2000, a net capital loss carryforward totaling $946,732, which may be used to offset capital gains realized during subsequent years through December 31, 2006.

MULTIPLE CLASS ALLOCATIONS - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, distribution fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution fees were the only class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.
Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the relative value of the shares of each class.

INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At June 30, 2000, the Fund had outstanding futures contracts to sell debt securities as follows:

------------------------------------------------------------------------------------------------------------------
                       Expiration   Number of Futures         Valuation as of           Unrealized Appreciation
Contracts to Sell         Date         Contracts               June 30, 2000                  (Depreciation)
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes       9/00            100                    (81,552)                        (81,552)
------------------------------------------------------------------------------------------------------------------

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. 	CAPITAL SHARE TRANSACTIONS
As of June 30, 2000, there were 200,000,000 shares of $.001 par authorized; 6,119,802 and 6,464,834 shares were outstanding at June 30, 2000 and December 31, 1999, respectively.

Transactions in capital shares were as follows:

                                                    Class A Shares                               Class B Shares
                                                ---------------------                         --------------------
                                            For the Period Since Inception         For the Six Months
                                                    (January 7, 2000)                    Ended
                                                   Thru June 30, 2000                June 30, 2000         For the Year Ended
                                                      (Unaudited)                     (Unaudited)          December 31, 1999
                                          ----------------------------------------------------------------------------------
Shares sold                                              9,993                         166,613                 1,121,083
Shares issued on reinvestment of dividends                  47                          97,557                   190,311
Shares redeemed                                         (5,143)                       (614,099)                 (704,456)
                                          ----------------------------------------------------------------------------------
Net increase (decrease)                                  4,897                        (349,929)                  606,938
                                          ==================================================================================


Note 4.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $174,765 of investment advisory fees after partial waiver for the six months ended June 30, 2000. The Fund has a payable to ND Money Management, Inc. of $28,568 at June 30, 2000, for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc. ("Capital"), serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Class B presently pays an annual distribution fee of up to 0.75% of the average daily net assets of the class. Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the six months ended June 30, 2000, amounts paid or accrued to Capital and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

                          12b-1 Fees Charged          12b-1 Fees Waived
                         -------------------          -----------------
Class A Shares                   41                            (30)
Class B Shares                 219,537                        (96,872)

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the six months ended June 30, 2000, no commissions were earned by ND Capital, Inc.

ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $34,653 of transfer agency fees for the six months ended June 30, 2000. The Fund has a payable to ND Resources, Inc. of $5,667 at June 30, 2000, for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $26,184 of accounting service fees for the six months ended June 30, 2000. The Fund has a payable to ND Resources, Inc. of $4,310 at June 30, 2000, for accounting service fees.

Note 5.    INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $2,608,676, and $4,771,386, respectively, for the six months ended June 30, 2000.

Note 6.    INVESTMENT IN SECURITIES
At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $58,874,625 and the net unrealized depreciation of investments based on the cost was $2,352,312, which is comprised of $273,156 aggregate gross unrealized appreciation and $2,625,468 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------
Class A Shares
---------------

                                                     For the Period
                                                    Since Inception
                                                   (January 7, 2000)
                                                   thru June 30, 2000
                                                      (Unaudited)
                                                -----------------------
NET ASSET VALUE, BEGINNING OF PERIOD............        $     9.33
                                                -----------------------
Income from Investment Operations:
     Net investment income......................        $      .24
     Net realized and unrealized gain (loss)
     on investment and futures transactions.....              (.04)
                                                -----------------------
         Total Income (Loss) From
         Investment Operations.................        $      .20
                                                -----------------------
Less Distributions:
     Dividends from net investment
     income.....................................        $     (.24)
     Return of capital distributions............               .00
     Distributions from net realized gains......               .00
                                                -----------------------
         Total Distributions....................        $     (.24)
                                                -----------------------
NET ASSET VALUE, END OF PERIOD..................        $     9.29
                                                =======================
Total Return....................................              4.24%(A)(C)



Ratios/Supplemental Data:
     Net assets, end of period (in
     thousands) .................................       $    46
     Ratio of net expenses (after expense
     assumption) to average net assets...........             0.92%(B)(C)
     Ratio of net investment income to
     average net assets .........................             4.88%(C)
     Portfolio turnover rate ....................             4.54%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $32. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.12%.
(C)  Ratio is annualized

The accompanying notes are an integral part of these financial statements.



FINANCIAL HIGHLIGHTS Selected per share data and ratios for the period indicated
---------------------------------------------------------------------------------
CLASS B SHARES
--------------
                                        For The Six    For The        For The        For The        For The        For The
                                       Months Ended   Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                     June 30, 2000   December 31,   December 31,   December 31,   December 31,   December 31,
                                       (Unaudited)       1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..   $   9.36     $   10.05      $   10.16      $   10.07      $   10.04     $   9.39
                                      ---------------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income ...........   $    .21     $     .42      $     .42      $     .46      $     .48     $    .51
     Net realized and unrealized
     gain (loss) on investment and
     futures transactions.............       (.07)         (.64)          (.06)           .13            .06          .67
                                      ---------------------------------------------------------------------------------------
         Total Income (Loss) From
          Investment Operations.......   $    .14     $    (.22)     $     .36      $     .59      $     .54     $   1.18
                                      ---------------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment
     income...........................   $   (.21)    $    (.42)     $    (.42)     $    (.46)     $    (.48)    $   (.51)
     Return of capital distributions..        .00          (.05)          (.05)          (.04)          (.03)        (.02)
     Distributions from net
     realized gains...................        .00           .00            .00            .00            .00          .00
                                      ---------------------------------------------------------------------------------------
         Total Distributions..........   $   (.21)    $    (.47)     $    (.47)     $    (.50)     $    (.51)    $   (.53)
                                      ---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........   $   9.29     $    9.36      $   10.05      $   10.16      $   10.07     $  10.04
                                      =======================================================================================
Total Return..........................       3.12%(A)(C)  (2.32%)(A)       3.66%(A)       5.96%(A)       5.52%(A)   12.85%(A)




     Net assets, end of period (in
     thousands) ......................   $  56,792     $  60,492     $  58,879      $  47,749      $  34,803     $  24,055
     Ratio of net expenses (after
     expense assumption) to average
     net assets.......................       1.30%(B)(C)   1.30%(B)        1.30%(B)       1.17%(B)       0.96%(B)    0.66%(B)
     Ratio of net investment income to
     average net assets...............       4.60%(C)      4.26%          4.18%          4.51%          4.76%        5.11%
     Portfolio turnover rate..........       4.54%         8.94%          3.65%          7.91%          7.12%        7.39%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $97,833, $204,163, $177,054, $60,969, $98,321, and $99,757,
     respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.63%, 1.63%, 1.63%, 1.32%, 1.29%, and 1.22%, respectively.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.